EXECUTION

YIELD MAINTENANCE ALLOCATION AGREEMENT

This Yield Maintenance Allocation Agreement dated as of February 22, 2007 (this “Agreement”), among Wells Fargo Bank, N.A. (“Wells Fargo Bank”), not in its individual capacity, but solely in its capacity as administrator for the yield maintenance trust (in such capacity, the “Administrator”) and as securities administrator under the Pooling and Servicing Agreement, as hereinafter defined (in such capacity, the “Securities Administrator”) and Greenwich Capital Financial Products, Inc. (“GCFP”), or its designee.

WHEREAS, the Administrator, on behalf of a separate trust established hereunder will enter into the Yield Maintenance Agreement dated as of February 22, 2007 (the “Yield Maintenance Agreement”), a copy of which is attached hereto as Exhibit A, between the Administrator and The Bank of New York (the “Yield Maintenance Provider”), the counterparty to the Yield Maintenance Agreement; and

WHEREAS, it is desirable to appoint the Administrator, and the Administrator desires to accept such appointment, to receive and distribute funds payable by the Yield Maintenance Provider to the Administrator under the Yield Maintenance Agreement as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement dated as of February 1, 2007 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as depositor, GCFP, Clayton Fixed Income Services, Inc., as credit risk manager, Wells Fargo Bank, as master servicer, the Securities Administrator and Deutsche Bank National Trust Company, as trustee (“the Trustee”), relating to the DSLA Mortgage Loan Trust (the “Trust”) Mortgage Loan Pass-Through Certificates, Series 2007-AR1 (the “Certificates”), or in the related Indenture (as hereinafter defined) as the case may be, as in effect on the date hereof.

2. Yield Maintenance Trust. There is hereby established a separate trust (the “Yield Maintenance Trust”), into which the Administrator shall deposit the Yield Maintenance Agreement. The Yield Maintenance Trust shall be maintained by the Administrator. The sole assets of the Yield Maintenance Trust shall be the Yield Maintenance Agreement and the Yield Maintenance Trust Account (each as hereinafter defined).

3. Administrator.

(a) The Administrator is hereby authorized and directed to execute the Yield Maintenance Agreement and is appointed to receive all funds paid to the Administrator by the Yield Maintenance Provider or its successors in interest under the Yield Maintenance Agreement (including any termination payments under the Yield Maintenance Agreement) and the Administrator accepts such appointment and hereby agrees to receive such amounts, deposit such amounts into the Yield Maintenance Trust Account, and to distribute on each Distribution Date such amounts in the following order of priority:

(i)
first, for deposit into the Yield Maintenance Account, an amount equal to the sum of the following amounts remaining outstanding after distribution of the Net Monthly Excess Cashflow: (A) an amount necessary to maintain or restore the Overcollateralization Target Amount for the related Distribution Date; (B) any Allocated Realized Loss Amounts remaining unpaid; (C) any Monthly Interest Distributable Amount and Unpaid Interest Shortfall Amounts; (D) any Basis Risk Shortfalls; and (E) any Allocated Net Deferred Interest Amounts;

(ii)
second, to GCFP or its designee, any amounts remaining after payment of clause (i) above, provided, however, that upon the issuance of notes by an issuer (the “Issuer”) pursuant to an indenture (the “Indenture”), secured by all or a portion of the Class C Certificates and the Class P Certificates (the “NIM Notes”), GCFP or its designee, hereby instructs the Administrator to make any payments under this clause 3(a)(ii):

(A) to the Indenture Trustee for the Issuer, for deposit into the Note Account (each as defined in the related Indenture), for distribution in accordance with the terms of the Indenture until satisfaction and discharge of the Indenture; and

(B) after satisfaction and discharge of the Indenture, to GCFP or its designee.

(b) The Administrator agrees to hold any amounts received from the Yield Maintenance Provider in trust upon the terms and conditions and for the exclusive use and benefit of the Securities Administrator and the Indenture Trustee, as applicable (in turn for the benefit of the Certificateholders, the Noteholders, GCFP and the NIMS Insurer, if any) as set forth herein. The rights, duties and liabilities of the Administrator in respect of this Agreement shall be as follows:

(i) The Administrator shall have the full power and authority to do all things not inconsistent with the provisions of this Agreement that may be deemed advisable in order to enforce the provisions hereof. The Administrator shall not be answerable or accountable except for its own bad faith, willful misconduct or negligence. The Administrator shall not be required to take any action to exercise or enforce any of its rights or powers hereunder which, in the opinion of the Administrator, shall be likely to involve expense or liability to the Administrator, unless the Administrator shall have received an agreement satisfactory to it in its sole discretion to indemnify it against such liability and expense.

(ii) The Administrator shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of any party hereto or the NIMS Insurer, if any, or otherwise as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Administrator or exercising any right or power conferred upon the Administrator under this Agreement.

(iii) The Administrator may perform any duties hereunder either directly or by or through agents or attorneys of the Administrator. The Administrator shall not be liable for the acts or omissions of its agents or attorneys so long as the Administrator chose such Persons with due care.

4. Yield Maintenance Trust Account.

The Administrator shall segregate and hold all funds received from the Yield Maintenance Provider under the Yield Maintenance Agreement (including any termination payments) separate and apart from any of its own funds and general assets and shall establish and maintain in the name of the Administrator one or more segregated accounts (the “Yield Maintenance Trust Account”). The Yield Maintenance Trust Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys of the Administrator. Amounts on deposit in the Yield Maintenance Trust Account shall not be invested and shall not be held in an interest-bearing account.

5.	Replacement Yield Maintenance Agreement.

The Administrator shall, at the direction of the NIMS Insurer, if any, or, with the consent of the NIMS Insurer, if any, at the direction of GCFP or its designee, enforce all of its rights and exercise any remedies under the Yield Maintenance Agreement. In the event the Yield Maintenance Agreement is terminated as a result of the designation by either party thereto of an Early Termination Date (as defined therein), GCFP or its designee, shall find a replacement counterparty to enter into a replacement Yield Maintenance Agreement.

Any termination payment under the Yield Maintenance Agreement received by the Administrator from the Yield Maintenance Provider shall be deposited into a separate, non-interest bearing account, established by the Administrator and shall be used to make any upfront payment required under a replacement Yield Maintenance Agreement.

Notwithstanding anything contained herein, in the event that a replacement Yield Maintenance Agreement cannot be obtained within 30 days after receipt by the Administrator of a termination payment paid by the terminated Yield Maintenance Provider, the Administrator shall deposit such termination payment into a separate, non-interest bearing account, established by the Administrator and the Administrator shall, on each Distribution Date, withdraw from such account, an amount equal to the Yield Maintenance Agreement Payment, if any, that would have been paid to the Trust by the original Yield Maintenance Provider (computed in accordance with Exhibit A) and distribute such amount in accordance with Section 3(a) of this Agreement. On the Distribution Date immediately after the termination date of the original Yield Maintenance Agreement, the Administrator shall withdraw any funds remaining in such account and distribute such amount in accordance with Section 3(a)(ii) of this Agreement.

6. Representations and Warranties of Wells Fargo Bank. Wells Fargo Bank represents and warrants as follows:

(a) Wells Fargo Bank is duly organized and validly existing as a national banking association organized under the laws of the United States and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations as Administrator hereunder.

(b) The execution, delivery and performance of this Agreement by Wells Fargo Bank as Securities Administrator have been duly authorized in the Pooling and Servicing Agreement.

(c) This Agreement has been duly executed and delivered by Wells Fargo Bank as Administrator and the Securities Administrator and is enforceable against Wells Fargo Bank in such capacities in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

7.	Replacement of Administrator.

Any corporation, bank, trust company or association into which the Administrator may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or association resulting from any merger, conversion or consolidation to which the Administrator shall be a party, or any corporation, bank, trust company or association succeeding to all or substantially all the corporate trust business of the Administrator, shall be the successor of the Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, except to the extent that assumption of its duties and obligations, as such, is not effected by operation of law.

No resignation or removal of the Administrator and no appointment of a successor Administrator shall become effective until the appointment by GCFP or its designee, of a successor Administrator acceptable to the NIMS Insurer, if any. Any successor Administrator shall execute such documents or instruments necessary or appropriate to vest in and confirm to such successor Administrator all such rights and powers conferred by this Agreement.

The Administrator may resign at any time by giving written notice thereof to the other parties hereto with a copy to the NIMS Insurer, if any. If a successor Administrator shall not have accepted the appointment hereunder within 30 days after the giving by the resigning Administrator of such notice of resignation, the resigning Administrator may petition any court of competent jurisdiction for the appointment of a successor Administrator acceptable to the NIMS Insurer, if any.

In the event of a resignation or removal of the Administrator, GCFP or its designee shall promptly appoint a successor Administrator acceptable to the NIMS Insurer, if any. If no such appointment has been made within 10 days of the resignation or removal, the NIMS Insurer, if any, may appoint a successor Administrator.

8.	Administrator Obligations.

Whenever the Administrator, as a party to the Yield Maintenance Agreement, has the option or is requested in such capacity, whether such request is by the Yield Maintenance Provider, to take any action or to give any consent, approval or waiver that it is on behalf of the Yield Maintenance Trust entitled to take or give in such capacity (including, without limitation, in connection with an amendment of such agreement or the occurrence of a default or termination event thereunder), the Administrator shall promptly notify the parties hereto and the NIMS Insurer, if any, of such request in such detail as is available to it and shall, on behalf of the parties hereto and the NIMS Insurer, if any, take such action in connection with the exercise and/or enforcement of any rights and/or remedies available to it in such capacity with respect to such request as GCFP or its designee, or the NIMS Insurer, if any, shall direct in writing; provided that if no such direction is received prior to the date that is established for taking such action or giving such consent, approval or waiver (notice of which date shall be given by the Administrator to the parties hereto and the NIMS Insurer, if any), the Administrator may abstain from taking such action or giving such consent, approval or waiver.

The Administrator shall forward to the parties hereto and the NIMS Insurer, if any, on the Distribution Date following its receipt thereof copies of any and all written notices, statements, reports and/or other material communications and information (collectively, the “Yield Maintenance Agreement Reports”) that it receives in connection with the Yield Maintenance Agreement or from the Yield Maintenance Provider. The Administrator shall have no information or other tax reporting obligations with respect to the Yield Maintenance Trust or the Yield Maintenance Trust Account.

9.	Miscellaneous.

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the general obligations law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(b) Any action or proceeding against any of the parties hereto relating in any way to this Agreement may be brought and enforced in the courts of the State of New York sitting in the borough of Manhattan or of the United States District Court for the Southern District of New York and the Administrator irrevocably submits to the jurisdiction of each such court in respect of any such action or proceeding. The Administrator waives, to the fullest extent permitted by law, any right to remove any such action or proceeding by reason of improper venue or inconvenient forum.

(c) This Agreement may be amended, supplemented or modified in writing by the parties hereto, but only with the consent of GCFP and the NIMS Insurer, if any.

(d) This Agreement may not be assigned or transferred without the prior written consent of GCFP and the NIMS Insurer, if any; provided, however, the parties hereto acknowledge and agree to the assignment of the rights of GCFP or its designee, pursuant to the Sale Agreement, the Trust Agreement and the Indenture.

(e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

(f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

(h) The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

(i) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

10. Third-Party Beneficiary. Each of the Trustee, GCFP or its designee and the Indenture Trustee, if any, shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall have the right to enforce the provisions of this Agreement. If any default occurs on the part of the Yield Maintenance Provider under the Yield Maintenance Agreement in the making of a payment due under the Yield Maintenance Agreement or in any other obligation of the Yield Maintenance Provider under the Yield Maintenance Agreement, the Administrator may and, upon the request of the Trustee, GCFP or its designee or the Indenture Trustee, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

11. Administrator and Securities Administrator Rights. In connection with its execution and delivery of this Agreement and the Yield Maintenance Agreement and its performance of its duties and obligations hereunder and thereunder, the Administrator shall be entitled to the same rights, protections and indemnities afforded to the Securities Administrator under the Pooling and Servicing Agreement, and the Indenture Trustee under the Indenture, in each case as if specifically set forth herein with respect to the Administrator.

In connection with its execution and delivery of this Agreement and its performance of its duties and obligations hereunder, the Securities Administrator shall be entitled to the same rights, protections and indemnities afforded to the Securities Administrator under the Pooling and Servicing Agreement as if specifically set forth herein with respect to the Administrator.

12. Limited Recourse. It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by the Securities Administrator, not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement. Notwithstanding any other provisions of this Agreement, the obligations of the Securities Administrator under this Agreement are non-recourse to the Securities Administrator, its assets and its property, and shall be payable solely from the assets of the Trust Fund, and following realization of such assets, any claims of any party hereto shall be extinguished and shall not thereafter be reinstated. No recourse shall be had against any principal, director, officer, employee, beneficiary, shareholder, partner, member, agent or affiliate of the Securities Administrator or any person owning, directly or indirectly, any legal or beneficial interest in the Securities Administrator, or any successors or assigns of any of the foregoing (the “Exculpated Parties”) for the payment of any amount payable under this Agreement. The parties hereto shall not enforce the liability and obligations of the Securities Administrator to perform and observe the obligations contained in this Agreement by any action or proceeding wherein a money judgment establishing any personal liability shall be sought against the Securities Administrator, subject to the following sentence, or the Exculpated Parties. The agreements in this paragraph shall survive termination of this Agreement and the performance of all obligations hereunder.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

WELLS FARGO BANK, N.A. not in its individual capacity but solely as Administrator under this Agreement

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Assistant Vice President

WELLS FARGO BANK, N.A. not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Assistant Vice President

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

By:	/s/ Shakti Radhakishun
Name: Shakti Radhakishun
Title: Senior Vice President

EXHIBIT A

YIELD MAINTENANCE AGREEMENT

[See Exhibit 99.6]